Exhibit 99.2

1 Investor Materials August 2020

2 Disclaimer This presentation is being furnished solely for the purpose of considering a potential transaction involving DiamondPeak Holdings Corp . (“DiamondPeak”) and Lordstown Motors Corporation (the “Company”) . By accepting this presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose and use such information only for such purpose and that the recipient shall not distribute, disclose or use such information in any way detrimental to the Company . ANY SECURITIES OF DIAMONDPEAK TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D) OR REGULATION S UNDER THE SECURITIES ACT . THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION . Any investment in or purchase of any securities of DiamondPeak is speculative and involves a high degree of risk and uncertainty . Certain statements in this presentation may constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , Section 21 E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 , each as amended . Forward - looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact . Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward - looking statements . Actual results may differ materially from those discussed in forward - looking statements as a result of factors, risks and uncertainties over which DiamondPeak and the Company have no control . These factors, risks and uncertainties include, but are not limited to, the following : ( i ) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule ; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement ; (iii) the effect of the announcement or pendency of the proposed business combination on the Company's business relationships, operating results, and business generally ; (iv) risks that the proposed business combination disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed business combination ; (v) risks related to diverting management’s attention from the Company’s ongoing business operations ; (vi) potential litigation that may be instituted against DiamondPeak or the Company or their respective directors or officers related to the proposed acquisition or the merger agreement or in relation to the Company’s business ; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment ; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company, including the conversion of pre - orders into binding orders; (ix) risks related to Lordstown’s limited operating history, the rollout of the Company's business and the timing of expected business milestones, including the Company’s ability to complete the engineering of the Endurance and the retooling of the Company's facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on the Company's future business; (xi) the Company’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin ; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices ; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders ; (xiv) the ability of DiamondPeak to issue equity or equity - linked securities in connection with the transaction or in the future ; (xv) the impact of the global COVID - 19 pandemic on any of the foregoing risks ; and (xvi) such other factors as are set forth in DiamondPeak’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its final prospectus for its initial public offering, which was filed with the SEC on February 26 , 2019 and Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 , its subsequent quarterly reports on Form 10 - Q, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www . sec . gov . None of the Placement Agent (as defined below), DiamondPeak or the Company undertake any duty to update these forward - looking statements or the other information contained in this presentation .

3 Disclaimer Neither DiamondPeak nor the Company makes any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you . Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by DiamondPeak or the Company . Without limitation of the foregoing, DiamondPeak and the Company expressly disclaim any representation regarding any projections concerning future operating results or any other forward - looking statement contained herein or that otherwise has been or will be provided to you . Neither DiamondPeak nor the Company shall be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction . You will be entitled to rely solely on the representations and warranties made to you by the Company in a definitive written agreement relating to a transaction involving the Company, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement . No other representations and warranties will have any legal effect . DiamondPeak has retained Goldman Sachs & Co . LLC as placement agent (together with its affiliates, partners, directors, agents, employees, representatives, and controlling persons, the “Placement Agent”) on a potential transaction to which this document relates . The Placement Agent is acting solely as a placement agent (and, for the avoidance of doubt, not an underwriter, initial purchaser, dealer or any other principal capacity) for DiamondPeak in connection with a potential transaction . The Placement Agent has not independently verified any of the information contained herein or any other information that has been or will be provided to you . The Placement Agent does not make any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you . Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by the Placement Agent, whether as to the past or the future . Without limitation of the foregoing, the Placement Agent expressly disclaims any representation regarding any projections concerning future operating results or any other forward - looking statement contained herein or that otherwise has been or will be provided to you . The Placement Agent shall not be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction . This document is being distributed solely for the consideration of sophisticated prospective purchasers who are institutional accredited investors with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation in connection with a potential transaction . This document does not purport to summarize all of the conditions, risks and other attributes of an investment in DiamondPeak and the Company . Information contained herein will be superseded by, and is qualified in its entirety by reference to, any other information that is made available to you in connection with your investigation of DiamondPeak and the Company . Each prospective purchaser is invited to meet with a representative of DiamondPeak and/or the Company and to discuss with, ask questions of, and receive answers from, such representative concerning the Company and the terms and conditions of any potential transaction . DiamondPeak, the Company and the Placement Agent are free to conduct the process for any transaction as they in their sole discretion determine (including, without limitation, negotiating with any prospective investors and entering into an agreement with respect to any transaction without prior notice to you or any other person), and any procedures relating to such transaction may be changed at any time without notice to you or any other person . No sales will be made, no commitments to invest in DiamondPeak will be accepted, and no money is being solicited or will be accepted at this time . Any indication of interest from prospective purchasers in response to this document involves no obligation or commitment of any kind . This document should not be distributed to any person other than the addressee to whom it was initially distributed .

Transaction Summary

Lordstown Team



Steve Burns
CEO



Julio Rodriguez
CFO



Darren Post
Chief Engineering Officer



Rich Schmidt
Chief Production Officer



John Vo
Director of Propulsion

DiamondPeak



David Hamamoto
Chairman and CEO

Transaction Highlights

Offering Size	• DiamondPeak (NASDAQ:DPHC) is a publicly listed special purpose acquisition company with $280mm in cash • PIPE size of $500mm, inclusive of **$75mm to be invested by General Motors**
Valuation	• $965mm EV with a strong balance sheet • Implies an **attractive valuation versus peer averages**
Capital Structure	• Lordstown will have $675mm of cash to fund operations and growth • **No additional capital requirements expected between now and going to market to achieve positive cash flow**
Ownership	• ~48% existing shareholders, ~21% SPAC and founder shares, ~30% PIPE investors

DiamondPeak views Lordstown as a unique opportunity to invest in a revolutionary vehicle manufacturing platform with a proven management team

Note: For additional details please refer to footnotes and assumptions on slide 26

4

5 Revolutionary Vehicle for an Underserved Market Value Proposition to Fleet Operators ● Revolutionary – Proprietary hub motor technology is unique in the market and provides a robust, safe and stable ride ● Simple – Four drivetrain parts, one on each wheel, vs. thousands for a comparable combustion engine model ● Cost Efficient – Lower cost vs. pickups available today after factoring in fuel and maintenance savings for a significantly improved total cost of ownership ● Taps the Underserved Commercial Fleet Market – Competitor pickup models focused on hybrid / EV will be sold at premium price points and target a different customer base Key Strategic Relationships Selected Pre - Order Customers 75 MPGe 7,500lbs Towing Capacity ~250 Miles Per Charge

Startup Culture with the Assets of an Established Manufacturer

LORDSTOWN

Unique and Efficient Design

Leveraging proven components and innovative technology to offer the first full-size electric pickup truck

ENDURANCE Pickup Truck



1st
Mover in Providing a Full-Size Electric Pickup Truck

~5x
Better Mileage Equivalent vs. ICE Pickup Trucks

~65%
Lower Maintenance Costs vs. Similar Size ICE Pickup Trucks

World-Class Executive Team

Proven track record of successfully developing and launching automobile platforms

TESLA, DELPHI, GM, HYUNDAI, Honeywell, J.D. POWER, NISSAN, NUANCE, TOYOTA, VW, WORKHORSE

180+
Years Electric and Conventional OEM Experience Among Top 6 Executives

5+
Years Spent by CEO Steve Burns Designing and Integrating Hub Motors Into Production Vehicles

2012
Lordstown's Chief of Production and Director of Propulsion Helped Tesla Convert Fremont Facility

High Speed to Market

Lordstown, OH Complex

Near production-ready, 6.2 million sqft
(Est. $3B+ plant replacement cost)

600K+
Est. Annual Vehicle Capacity



Drivable Prototype

Complete
Virtual Crash Testing ★★★★★

Direct Sales Model

6

Overview

Key Investment Highlights

LORDSTOWN

1 Secular Tailwinds for both EVs and Trucks

- ~60% of vehicles sold estimated to be fully electric by 2040 vs. ~2% today
- Light trucks have enjoyed secular growth and make up ~75% of US light vehicle sales today

2 Profitable Target Segment in an Attractive Market

- Large and underserved commercial fleet market with attractive characteristics
- Other electric pickup truck entries focused on higher price points / different customers

3 Unique, Efficient, Purpose-Built Design

- Innovative, yet simple, design incorporating hub motor technology
- Significantly decreases maintenance cost resulting in a lower TCO
- Straightforward approach allows for competitive pricing

4 Strategic Relationships with Key Industry Leaders

- $75 million strategic investment from GM as part of PIPE
- Strategic Relationships agreed with Elaphe, Goodyear, Holman, Samsung, Workhorse
- Candidate for DoE ATVM loan and government grants

5 Clear Path to be First to Market

- Demand proven with pre-orders covering first year of production
- Conservative business model leveraging existing parts and processes
- Modest engineering and retooling needed to begin production
- Direct sales with no dealer network required

6 World-Class Proven Automotive Executive Team

- Executive team from automotive OEMs including Workhorse, Tesla, Karma, Toyota, GM, Hyundai and VW
- Proven ability to design, develop and commercially produce EV and conventional automobiles

8

9 Secular Tailwinds for both EVs and Trucks ● Continued trend of light truck dominance within the auto industry supports Lordstown’s mission ● Light trucks provide the ideal platform for Lordstown’s EV and hub motor technology Source: Public sources, third - party analysis, and management estimates. Note: Both charts display US data. Light Trucks (SUVs, CUVs, Pickups) Have Enjoyed Structural Growth in the US Powertrain Weighting (% of Total US Vehicles) ● EVs projected to grow at a ~30 - 35% CAGR to 2030, providing a long - term tailwind ● EV penetration expected to hit 60% in the US by 2040 8.1 7.9 7.0 5.7 6.0 6.3 7.5 7.8 7.7 7.6 6.9 6.1 5.4 4.7 3.9 8.4 8.3 6.2 4.7 5.6 6.4 7.0 7.8 8.8 9.9 10.7 11.1 12.0 12.3 11.2 16.6 16.2 13.3 10.4 11.6 12.8 14.5 15.6 16.5 17.5 17.6 17.2 17.3 17.0 15.1 ~51% ~74% 2006 2008 2010 2012 2014 2016 2018 LTM Car LTR % LTR 95% 65% 33% 2% 20% 60% 1% 5% 2% 3% 10% 5% 2020E 2030E 2040E ICE & Other EV PHEV HEV

Profitable Target Segment in an Attractive Market

LORDSTOWN

- Targeting the Fleet Market
- Focused on Electric Light Duty Trucks
- Highly Price Competitive
- ~$1.4bn of Existing Pre-Orders
- Potential to Enter the SUV Market Over Time



~12mm
U.S. Total Light Trucks (SUV, CUV, Pickup Truck) Market
~$600bn
~3mm
U.S. Total Pickup Truck Market
~$150bn
~1.3mm
U.S. Full-sized Fleet Pickup Truck Market
~$65bn

Key Highlights

- Pickup trucks currently stand as the most profitable segment of the auto industry
- Highly attractive fleet market:
  - Avoids complex retail sales network
  - Large order volumes with sticky contracts
  - Highly underserved market with no EV focused competitors targeting the space
  - Competitive in critical metrics fleet buyers emphasize, including total cost of ownership
- 80% of fleet customers surveyed have expressed a preference for the Endurance versus traditional products

Source: Public sources, third-party analysis, and management estimates. Note: Market sizes for US. Assumes average vehicle price of $50,000.

10

Profitable Target Segment in an Attractive Market

~27% TCO Reduction vs. Similar ICE Pickup Trucks

LORDSTOWN

Endurance: Competitive in Important Fleet Metrics

- Total Cost of Ownership
- Safety Rating
- Initial Purchase Price
- Vehicle Capabilities
- Vehicle Reliability

"Which Vehicle Would You be More Interested In?"[1]



All-Electric

7,000 lbs. GVW	3,000 lbs. Payload
75 MPGe Fuel Economy	~250mi Range

~$360/yr. Maint. Costs

← 80% Endurance

20% Traditional ICE →



Internal Combustion

6,700 lbs. GVW	2,040 lbs. Payload
15 MPG Fuel Economy	400mi Range

~$1,025/yr. Maint. Costs

The Fleet Market Has Eagerly Awaited the Endurance



Caimin Flannery

- Sales team run by Caimin, consists of internal and external representatives
- Marketing efforts are at an early stage, however existing pre-orders have been achieved with minimal marketing costs

5Y TCO Comparison[2]	LMC Endurance	Ford F-150
Initial Cost	$ 52,500	$ 51,775
Price Per Unit	$ 0.13 Per kWh	$ 2.57 Per Gallon
Fuel Cost	$ 5,200	$ 14,280
Maintenance Cost	$ 1,800	$ 5,125
Fed. Tax Credit	($ 7,500)	N/A
Total	$ 52,000	$ 71,180
Difference	$19,180	

Source: Public sources, third-party analysis, and management estimates. Note: Third party market study available upon request. [1] Fleet buyer survey. [2] Based on Lordstown TCO calculator publicly available on company website. Assumes annual mileage of 20,000 per year, 5 year service life, and cost of gas of $2.57 per gallon in the US, the national average as of 09-Dec-2019 per AAA.

11

Unique, Efficient, Purpose-Built Design

Endurance's Innovative Technology Integration

LORDSTOWN

Hub Motors Provide a Unique Competitive Edge




Suspension for
Hub Motors
Inverters
Hub Motor
Crash-Optimized
Frame & Body
Battery Pack



LMC Hub Motors

- No drivetrain components
- Regenerative braking in every wheel
- Differentiated traction and performance
- High maneuverability for cities & construction sites
- Designed for LMC pickup duty cycle
- Improved efficiency for work truck speeds
- Repeated 100 G impact tests with no issues
- >620k miles bench & vehicle testing – >180k miles fatigue & accelerated loads
- Technology licensed by LMC from Elaphe
- Production by LMC planned
- Building on 5 years of hub motor experience

12

Unique, Efficient, Purpose-Built Design

LORDSTOWN

Engineering Design Highlights

- Skateboard chassis design
- GM components[1]: Airbags, seat structures, switches & locks, steering wheel, and HVAC

Proven parts and technology will help Lordstown get to market faster and at lower cost

- Body & frame design based on proven pickup truck chassis; has been refined over multiple generations
- Battery pack produced in-house using cylindrical cells, offering a range of ~250 miles per charge and a 10 year lifespan target

Elaphe is the leading developer of hub wheel motors for light vehicles elaphe Propulsion Technologies

Select Elaphe OEM Relationships

Audi	BMW	Land Rover
R8 Prototype	X6 Concept	

Vehicle Component Suppliers						Plant Integrators		
Battery Cells	Hub Motors	Metal Stampings	Chassis	Tires	Non- Customer Facing Components[1]	General Assembly	Paint Line	Stamping & Body Shop
Samsung	elaphe Propulsion Technologies	Lordstown	Lordstown	Goodyear	GM	Dürr, Greatech	Dürr, Fanuc	Genesis Systems Group, LLC



[1] To be negotiated with Tier 1 suppliers through GM's supplier network

13

Unique, Efficient, Purpose-Built Design

Clear Lane for Endurance to Launch in an Underserved Market

LORDSTOWN

The Only EV Player Providing a Full-Size Pickup Primarily Focused on Commercial Fleets

Lordstown Endurance vs. Key Competitors

	LORDSTOWN 	RIVIAN 	TESLA 	NIKOLA MOTOR COMPANY 	Ford 	GM 
Launch Timing	2021	2021	2021	N/A	2022	2022
Commercial Fleet Focus?	✓	✗	✗	✗	?	✗
Full-Size Pickup?	✓	✗	✓	✗	✓	✗
Expected Price	$45,000[1]	~$67,500[1]	~$69,900	~$67,500[1]	TBD	~$70,000
	Endurance	*Mid-Tier R1T*	*Cybertruck*	*Mid-Point Pricing Range of Badger*	*F-150 Electric*	*Hummer EV*

Source: Public sources, third-party analysis, and management estimates. Note: Ford and GM images are illustrative. [1] Net of $7,500 tax credits.

14

Strategic Relationships with Key Industry Leaders

LORDSTOWN

Lordstown has Many Groups Vested in its Success

Favorable Relationships

— GM (capital and parts), Elaphe (parts, IP), Workhorse (IP), Goodyear (service and parts), among others

Regulatory and Government Tailwinds for Lordstown's Mission

— 14 states have adopted California's zero-emission vehicle standards (requiring OEMs to sell EVs

— Customers to receive a $7,500 tax credit for the first 200,000 trucks manufactured by LMC (estimated to support sales by 2025)

— Candidate to receive a $37.5mm grant from Jobs Ohio

— Candidate for a ~$250mm loan under the federal Advanced Technology Vehicles Manufacturing (ATVM) Loan Program

Mahoning Valley, the Heart of Ohio's Auto Industry

— Focus on transforming region into 'Voltage Valley', a cluster of companies to drive the industry's electrification

> ***"We want to be the tiremaker of choice for electric vehicle manufacturers and working with Lordstown represents an ideal relationship with shared Ohio roots and shared values of innovation, performance and sustainability."***
>
> **- Erin Spring**
> **Goodyear's Director of New Ventures**

Government and Local Institutions

Potential for $37.5mm Ohio Jobs Grant

Potential for $250mm from Federal Programs like ATVM


WELCOME TO
VOLTAGE
VALLEY

YOUNGSTOWN STATE UNIVERSITY 1908

> ***"Lordstown Motors' proposal to convert the former GM assembly plant into a state-of-the-art electric vehicle manufacturing facility is an excellent example of why Congress created this particular loan program (ATVM).***
>
> ***Not only will this funding jumpstart our local economy now, but it will position Youngstown and the Mahoning Valley as a leader in the economy of the future."***
>
> **- Tim Ryan, Member of Congress**

Key Strategic Relationships

GM

WORKHORSE

GOODYEAR

SAMSUNG

elaphe Propulsion Technologies

15

16 Strategic Relationships with Key Industry Leaders Critical Start - up Support from GM P The Lordstown Complex transferred in a near production - ready state and capable of large annual production volume with only modest incremental investment A Relationship Structured to Enable Success P Transition services provided and critical environmental permits transferred to expedite LMC’s restart of operations P Access to GM parts catalogue saves months in design timing and millions in certification costs P GM plans to invest in the PIPE and has the right to appoint a LMC board member

Clear Path to be First to Market

State of the Art Manufacturing Plant

LORDSTOWN

Unprecedented Opportunity to Leverage an Existing Fully Equipped Plant



Voltage Valley, USA
A
B
C
D
E
F
G
H
I
J
Legend:
A. Stamping
B. Body Shop
C. Paint Shop
D. General Assembly
E.Central Maintenance
F. Administration
G. Rail Loading Station
H. Solar Panel Array
I. Battery Line
J. Hub Motor Line

Lordstown, OH



Est. Replacement Value
$3.0
Billion

Plant Size
6.2M
Square Feet

Est. Annual Vehicle Capacity
600,000+
Vehicles

Costs to Reconfigure Plant
~$120
Million

Fully Equipped Plant
Stamping, Robots, Assembly, Paint

Solar Energy Supported

Source: Management estimates

17

Clear Path to be First to Market

Modest Engineering and Retooling Needed to Begin Production

LORDSTOWN

Based on the Excellent Condition of the Plant and Equipment at the Lordstown Complex, LMC Projects ~$120 Million of Investment to Retool the Equipment for Full Production Readiness

Stamping

New soft tooling for three presses is required for production

The remaining four presses could be removed and sold at auction


$3M
Estimated
Investment

Body Shop

Minimal investment required in new fixtures, welding tools, and a truck box robotic cell


$32M
Estimated
Investment

Paint

Equipment is in place and sufficient in size to manufacture the Endurance

Plan to convert paint line from dry powder coating to "wet on wet" paint process


$16M
Estimated
Investment

Battery Packing

Reconfiguration of a mezzanine area above final assembly to create a battery packing assembly line

New robot tooling and quality and test equipment is required


$27M
Estimated
Investment

Hub Motor Manufacturing

Electric in-wheel hub motor production line will require purchase of additional CNC machines, tooling, and quality and test equipment


$23M
Estimated
Investment

General Assembly

Existing state-of-the-art Skillet conveyor system is large enough for the Endurance and will require only minimal modifications


$14M
Estimated
Investment

Lordstown Complex Infrastructure, Material Handling, and Spare Parts

Physical infrastructure, security, and IT infrastructure is in place and in good working condition

$5M
Estimated
Investment







Source: Management estimates

18

19 Lordstown has already received ~27k orders ( average order size of ~300 trucks) before the first vehicle has been produced, representing potential revenue sufficient to cover 2021 production and into 2022 Clear Path to be First to Market  Working Prototype  Substantially Complete with Virtual Crash Testing  Significant Pre - Orders Received  Key Component Supply Secured Through GM  Secured Fully Operational Production Facility  Finalizing Engineering and Certification Preparations Poised to Commence Production with a Clearly Defined Roadmap As a majority of parts and processes exist today, Lordstown expects to integrate these vs. designing from scratch Pre - Production Milestones Achieved Key Work Streams Month Timing: Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Equipment Installation & Testing Pre-Production Runs Full Production Vehicle Production Targets 31,600 65,000 107,000 2,200 2020 2021 2022 2023 2024 w130 w131 w132 w133w134 w135w136 w137w138w139

Clear Path to be First to Market

Battery Approach Supports Speed to Market



Lordstown's Battery Strategy Relies on Proven Concepts to Facilitate Production Timing

Execution

- ✓ Cylindrical Batteries are a tried and tested concept
- ✓ Uses 21,700 cell Samsung battery, similar to that used by other mass-market EV players
- ✓ Works on a similar system to Tesla's Model 3
- ✓ The Lordstown team has experience implementing similar battery technology

Technical Superiority

- ✓ Designed to last 1000 charge cycles, with each charge offering ~250 miles
- ✓ Offers total battery capacity of 109kWh for the base version
- ✓ Offers strong modularity based on a double deck skateboard
- ✓ Protected by reinforced frame & body
- ✓ Includes liquid cooling in combination with HVAC to drive efficiencies further

Source: Public sources, third-party analysis, and management estimates

20

World-Class Proven Automotive Executive Team

LORDSTOWN

Lordstown's Story Begins in 2007 With the Founding of Workhorse by Visionary Steve Burns



Steve Burns
Chief Executive Officer

World-class innovator behind every product developed and sold by Workhorse

Co-founder and former CEO of Workhorse Group

35+
Years of Experience

WORKHORSE NUANCE GANNETT



John Lafleur
Chief Operating Officer

Dynamic executive with diverse experience in design, engineering, and business development

Former VP of Vehicle Programs at Workhorse

25+
Years of Experience

WORKHORSE AMOCO KESSEBÖHMER



Rich Schmidt
Chief Production Officer

Leading force behind the design, conversion, and improvement of over 12 automotive plants, including Tesla's facility in Fremont, CA

30+
Years of Experience

TESLA TOYOTA NISSAN HYUNDAI J.D. POWER



Darren Post
Chief Engineering Officer

Over 30 years of experience with automotive OEMs, most recently developing Karma Automotive's plug-in hybrid electric vehicle

30+
Years of Experience

KARMA GM ALTe DELPHI



John Vo
Director of Propulsion

Served as Tesla's Head of Global Manufacturing from 2011 – 2017 before leaving to start his own company focused on powertrain development

30+
Years of Experience

TESLA AIKAR MiaSolé Honeywell



Julio Rodriguez
Chief Financial Officer

Coordinator of multiple successful capital raises financing the development and production of EVs for commercial fleet operators

30+
Years of Experience

WORKHORSE NAPA Chiquita FEDERAL MOGUL

21

Financial Information

23 Capital Raise Proceeds Expected to be Sufficient to Achieve Cash Flow Positive $ 675 mm Cash Proceeds Cash proceeds will be largely directed towards CapEx, R&D, and G&A expenses ~$135mm Capital Expenditures Plant Retooling of ~$120mm, BoM Retooling of ~$15mm to Gear up for Production ~$90mm R&D Product Development, Validation and Certification ~$130mm Operating and G&A Expenses Hiring of Highly Skilled Workforce to Build the Endurance ~$320mm Cash for Contingencies and Additional Growth Opportunities w149 w150w151w152 w153 k197k198 k199 k200 k201 k202 k203 k204 k205 k206k207 k208k209 k210w154

24 Financial Overview 1 Assumes pickup truck market of ~3mm units Summary Financials Commentary ● No additional capital requirements expected between PIPE and going to market, achieving positive cash - flow ● Reflects market share of ~3.5% by 2024E 1 ● Lordstown’s first - mover advantage and innovative technology drives high margins ● Low capital intensity driven by existing Lordstown p lant and use of off - the - shelf parts and technologies ● Current plan assumes no new products and there is significant upside with introduction of additional new identified products ($ in millions) 2020E 2021E 2022E 2023E 2024E Total Units Sold 0 2,200 31,600 65,000 107,000 Revenue $0 $118 $1,690 $3,476 $5,776 % Growth - - 1336.4% 105.7% 66.2% Cost of Goods Sold - $(203) $(1,551) $(2,877) $(4,701) Gross Profit $0 $(85) $139 $599 $1,076 % Margin NM NM 8.2% 17.2% 18.6% EBITDA $(64) $(155) $10 $298 $600 % Margin NM NM 0.6% 8.6% 10.4% CapEx $(90) $(45) $(40) $(40) $(20) % Sales NM 38.3% 2.4% 1.2% 0.3% v16 v17 k211 k212 k213 k219 k222 k223

25 Battery $15k Chassis $9k Body $9k Hub Motors $5k Battery $17k Chassis $10k Body $10k Hub Motors $5k Unit Cost Breakdown Roughly 2k components Top 10 components represent ~90% of anticipated costs Secured deal with GM for access to supplier network of non - customer facing parts such as airbags, steering assembly, and seat frames, all of which are essential to successfully passing safety and crash tests 2020 2024 ~12% decrease projected in BoM over 4 years Total: ~$42k Total: ~$37k Lordstown Endurance BoM Note: BoM excludes labor, overhead and consumables

26 Pro Forma Equity Ownership US$ in Millions, Unless Otherwise Stated Cash Sources and Uses ● Proceeds for the transaction will be used for development and commercialization of Lordstown’s Endurance vehicle ● GM receives $50mm equity position in exchange for in - kind contributions ● Plant assets ● Plant permits (accelerating time to market) ● Plant operating costs since initial purchase agreement executed (Nov ’19) ● Additional $25mm cash investment from GM as part of transaction ● Draw against $10mm GM financing facility will net against closing cash contribution Pro Forma Valuation 1 Assumes no redemptions from existing public shareholders. 2 Inclusive of $10mm lending facility from GM, of which ~$4mm is drawn. 3 Pro forma share count includes 28.0mm SPAC shares, 7.0mm SPAC founder shares, 50.0mm PIPE shares, and 79.0mm shares to existing Lordstown shareholders . Note: Assumes new shares issued at a price of $10.00. Excludes impact of 14.4mm warrants with a strike price of $ 11.50. Excludes impact of BGL warrants and proceeds and employee options and associated cash. Not inclusive of potential LMC financing of up to $40mm ahead of transaction date. Existing Lordstown Shareholders 48% SPAC Shareholders 17% SPAC Founder Shares 4% PIPE Investment 30% Commentary Pro Forma Ownership 1,3 Sources Uses SPAC Cash in Trust 1 $280 Cash to Balance Sheet $675 PIPE Proceeds (excl. GM) 425 PIK for GM 2 60 GM PIPE Proceeds 75 Deal Expenses 45 Total $780 Total $780 Share Price $10.00 Pro Forma Shares Outstanding 1,3 164.00 Equity Value $1,640 Plus: Existing Debt 0 Less: Cash to Balance Sheet (675) Enterprise Value $965 w181 w182w183w184 w185 k289k290 k291 k292 k293 k294 k295 k296 k297 k298k299 k302k303 k304w186w189 k306k310k311 k312 k313 k314k315k317k319k324k327k329 k331k333 k336k337 k338

27 11.8 x 11.5 x 8.3 x 8.2 x 44.5 x 2023E 2024E NM 49.4 x Enterprise Value Benchmarking 2021E Established OEMs Enterprise Value / EBITDA Enterprise Value / Sales 2021E Established OEMs Source: Market data as of 31 - Jul - 2020 . Lordstown , Fisker , Hyliion, and Nikola EBITDA and sales per management estimates. Fisker EV based on Spartan Energy Acquisition Corp (NYSE: SP AQ) and Hyliion EV based on Tortoise Acquisition Corp ( NYSE: SHLL ) share price as of 31 - Jul - 2020. Assumed EV of $965mm Assumed EV of $965mm 2023E 2024E 0.2 x 0.3 x 2023E 2024E 0.8 x 0.2 x 2023E 2024E 2.6 x 1.2 x 2023E 2024E 5.8 x 1.3 x 2023E 2024E 12.2 x 4.3 x 2023E 2024E 3.3 x 7.4 x 2023E 2024E 3.2 x 1.6 x 7.8 x 3.0 x 1.6 x 1.3 x 0.6 x

28 Pro-Forma EV 8.0x-10.0x 2024E EBITDA +/- 25.0% 2024E EBITDA Sensitivity Transaction Value Priced at a Discount Enterprise Value Sensitivity Transaction Value Valuation Sensitivity Analysis $965mm 1.6x 2024E EBITDA $3.8bn $3.0bn Pro Forma Enterprise Value 8.0 - 10.0x 2024E EBITDA 9.0x +/ - 25% 2024E EBITDA $4.3bn $2.6bn Discounted EV of 2.5 Years at 20% Discount Rate $3.4bn Midpoint EV Attractive Entry Point 2024E EBITDA: $600mm Note: Calculated based on NTM EV/EBITDA Multiples

29 7,500 lbs. Towing Capacity 5.5 Sec. 0 – 60 MPH Time 4,200 lbs. Curb Weight ~250 mi. Range Per Charge 500% Improved Fuel Economy, Equivalent to 75 mpg ~65% Est. Reduction in Annual Maintenance Costs vs. Similar ICE Pickup Trucks 2021 Expected Start of Production $45,000 Purchase Price 1 1 Inclusive of $7,500 federal t ax c redit

Additional Detail

31 Key Features: Purposefully Designed for Fleets Leveraging LMC’s Fleet Market Experience to Offer the Most Capable Fleet Vehicle Ever Produced On - Board Plug - In Power Outlets Allows users to plug in tools, charge the batteries of other tools, etc . Durable Interior Trim Package Durable interior trim package designed to be spacious, functional, and require minimal maintenance ENDURANCE Front View ENDURANCE Rear View State - of - the - Art Fleet Telematics Full suite of telematic software, allowing fleet operators to stay in constant communication with its vehicles Full Compatibility Fully compatible with most OEM and third - party upfitting options such as service bodies, tool boxes, etc . Front + Trunk = Frunk Increases safety and creates valuable storage space

32 Strategic Relationships with Key Industry Leaders Alignment with Key Service Providers Will Enable LMC to Efficiently and Effectively Serve Fleet Operators and Other Customers Charging Infrastructure Fleet operators typically bring their vehicles back to a central location each day, optimal for charging Evaluating partnerships with multiple EV charging station providers to offer access to Level 2 & Level 3 DC Fast Charging C ost of purchasing and installing charging infrastructure expected to be minimal in the context of lower TCO provided by electric vehicles Most fleet operators utilize service agreements with third - party service providers and for maintenance M ultiple potential partners are interested in helping to train and set up the Company’s aftermarket parts and service network With the fewest moving parts of any vehicle ever produced, maintenance costs are expected to be low Aftermarket Parts and Service Potential Partners Partnerships to Provide Backbone to Commercialization Energy Supply Charging Infrastructure Auto Servicers Auto Parts Distributors

Strategic Relationships with Key Industry Leaders

Vote of Confidence from Holman Enterprises

LORDSTOWN

Holman Enterprises is a Global Leader in Automotive Services

Brands & Affiliations	Support for Lordstown
ARI is the largest private vehicle fleet management company globally, managing over 1.9mm fleet vehicles	Indicative interest for 12,500 Endurance trucks spread over 3 years
Holman Automotive, one of the largest dealerships in the US, with 39 dealership franchises and 19 brands	Co-market the Endurance to prospects and clients of ARI
Auto Truck Group provides specialized design manufacturing & installation of truck equipment	Provide fleet management services for Endurance trucks, including the vehicle supply chain
Holman Parts Distribution supplies original equipment and aftermarket powertrain products	Provide technical assistance and advice to Lordstown; specialized design, manufacturing, and installation of car and truck equipment
Kargo Master offers exterior racks, interior storage solutions, and other accessories that allow fleet operators to transform vocational vehicles into mobile workshops	Holman provides financing and insurance services for its commercial fleet customers
Holman Insurance Services provides insurance and risk management solutions	Potential to install a Holman Auto Truck up-fitting facility within the Lordstown plant

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34 Beta Prototype Unveiled Jun 25, 2020 Projecting to Begin Full Production by 2021 2020 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Includes first vehicles to be manufactured at Lordstown with the Endurance body and componentry Beta Vehicles Vehicles used to test, validate, and finalize engineering before full scale production begins Engineering Vehicles Produced in full - scale at the Lordstown plant used to certify the vehicle for the road Pre - Production Vehicles Alpha Vehicles Endurance skateboard chassis with third party OEM body; Intended for 95% drivability 20 20 Vehicle Production Phase and Projected Number of Units Completed Alpha Vehicle Tested February 2020 Vehicle Design, Validation, and Production Plan 5 0 2021 and Beyond 2,200 2021 Projected Volume FULL PRODUCTION

35 Key Work Streams Q1‘20 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 & Beyond Analyze Scope & Request Proposals Place Initial Equipment Orders Equipment Installation Equipment Testing on Betas Pre - Production Runs Full Production Confirmation of Targets Production Strategy and Plans The Lordstown Complex Requires Modest Investment to Become Production - Ready and Provides a Significant Competitive Advantage Competitors Without Announced Production Facilities or Capacity Endurance Manufacturing Timeline and Planned Investments Provides Tremendous Investment and Timing Advantages Over Competitors • While there are a number of competitors trying to produce a plug - in electric pickup truck, many of them do not have production facilities • Others, including Ford and Tesla, have plants that are currently at capacity and require significant time and investment to build plants and start production • It can take over two years and require billions in capital investment to establish an operational plant 2020 2021 Complete Complete Ongoing Upcoming Upcoming Upcoming Upcoming Source: Public sources, third - party analysis, and management estimates

36 Summary Investment Thesis Unique, Efficient, Purpose - Built Design Clear Path to be First to Market Secular Tailwinds for both EVs and Trucks Strategic Relationships with Key Industry Leaders Profitable Target Segment in an Attractive Market World - Class Proven Automotive Executive Team Lordstown Seeks to Revolutionize the Pickup Truck Industry

37 Audited Financials Income Statement | 8 Months Ended 31 December 2019 ($ in ‘000) Source: Lordstown financials Income Statement 31-Dec-19 Revenue - Selling & administrative expenses $1,638 Research & development 5,851 Operating profit / (loss) $(7,489) Income tax expense - Net profit / (loss) $(7,489) v20 v21 v22 v23 k233k234

38 Audited Financials Balance Sheet | 31 December 2019 ($ in ‘000) Source: Lordstown financials Balance Sheet 31-Dec-19 Current assets: Cash and cash equivalents $2,159 Property & equipment: Land, buildings & equipment 20,276 Other assets: Intangible assets 11,111 Total assets $33,546 Current liabilities: Accounts payable $1,802 Accrued expenses 415 Notes payable 20,142 Total current liabilites $22,359 Stockholder's equity: 0 Additional paid-in capital 18,676 Accumulated deficit (7,489) Total liabilities & stockholders' equity $33,546 Common stock, $0.0001 par value; 10,000,000 shares authorized, 1,221,853 shares issued & outstanding v24 v25 k235k236k237

39 Audited Financials Cash Flow Statement | 8 Months Ended 31 December 2019 ($ in ‘000) Source: Lordstown financials Cash Flow Statement 31-Dec-19 Net income / (loss) $(7,489) Adjustments to reconcile net loss to net cash: Stock compensation 71 Accounts payable and accrued expenses 2,216 Cash flows from operating activities $(5,202) Purchase of capital assets (133) Cash flows from investing activities $(133) Issuance of common stock 7,494 Cash flows from financing activities $7,494 Net change in cash & cash equivalents $2,159 Beginning cash & cash equivalents - Ending cash & cash equivalents $2,159 Supplemental disclosures of non-cash activities Capital assets acquired with notes payable $20,142 Stock issued in exchange for intangible asstes $11,111 v26 k238 k239 k240 k241 k242k243